     As filed with the Securities and Exchange Commission on June 6, 2000


                                                      Registration No. 333-68337
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                                  ZYMETX, INC.
             (Exact name of Registrant as specified in its charter)

       DELAWARE                                                  73-11444040
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

                              800 RESEARCH PARKWAY
                                   SUITE 100
                         OKLAHOMA CITY, OKLAHOMA 73104
                                 (405) 271-1314
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

            NORMAN R. PROULX, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ZYMETX, INC.
                              800 RESEARCH PARKWAY
                                   SUITE 100
                         OKLAHOMA CITY, OKLAHOMA 73104
                                 (405) 271-1314
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

                            DOUGLAS A. BRANCH, ESQ.
                 PHILLIPS MCFALL MCCAFFREY MCVAY & MURRAH, P.C.
                       12TH FLOOR, ONE LEADERSHIP SQUARE
                                211 N. ROBINSON
                         OKLAHOMA CITY, OKLAHOMA 73102
                                 (405) 235-4100

                      REMOVAL OF SHARES FROM REGISTRATION

     The Registrant hereby removes from registration, or deregisters, the 694,905 shares of Common Stock which remained unsold at the termination of the offering pursuant to this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused the Post Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on June 6, 2000.

                                       ZYMETX, INC.
                                       a Delaware corporation

                                       By: /s/ NORMAN R. PROULX
                                          --------------------------------------
                                          Norman R. Proulx
                                          President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below by the following person in the capacities and on the date indicated.


SIGNATURE                                                             TITLE                                 DATE
---------                                                             -----                                 -----

/s/ Norman R. Proulx                                        Chief Executive Officer,                     June 6, 2000
-----------------------------------------------             President and Director
Norman R. Proulx
Principal Executive Officer

/s/ G. Carl Gibson                                          Vice President, Controller,                  June 6, 2000
-----------------------------------------------             Secretary and Treasurer
G. Carl Gibson
Principal Financial and Accounting Officer

/s/ James R. Tolbert III                                    Chairman of the Board of                     June 6, 2000
-----------------------------------------------             Directors
James R. Tolbert III

/s/ J. Vernon Knight, MD.                                   Director                                     June 6, 2000
-----------------------------------------------
J. Vernon Knight, MD.

/s/ William G. Thurman, MD                                  Director                                     June 6, 2000
-----------------------------------------------
William G. Thurman, MD

/s/ William I. Bergman                                      Director                                     June 6, 2000
-----------------------------------------------
William I. Bergman

/s/ Gilbert M. Schiff, MD                                   Director                                     June 6, 2000
-----------------------------------------------
Gilbert M. Schiff, MD

/s/ David E. Rainbolt                                       Director                                     June 6, 2000
-----------------------------------------------
David E. Rainbolt

/s/ Christopher M. Salyer                                   Director                                     June 6, 2000
-----------------------------------------------
Christopher M. Salyer